Exhibit 99.1

Advancing Dual - Pathway Biologic Candidates in Autoimmune and Inflammatory Diseases September 2025 Nasdaq Ticker: ZURA

©2025 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and the negatives of such terms and similar expressions are intended to identify such forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results . These forward - looking statements may include, but are not limited to : expectations with respect to development and regulatory plans, trial designs, and the costs, timing and results thereof ; expectations with respect to milestones and key events, including the timing of study initiation and completion ; expectations with respect to Zura Bio’s development program, including clinical trials and the timing thereof, and expectations with respect to development programs, data readouts and product candidates of other parties ; Zura Bio's cash resources and projected cash runway ; the potential to raise additional capital to support the company's operations ; the potential of pipeline assets to offer broader and improved clinical responses ; expectations with respect to addressable markets, projected CAGRs and patient populations ; and expectations with respect to the use of proceeds from any financing transactions . These statements are based on various assumptions, whether or not identified in this communication . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events are difficult or impossible to predict and could differ materially from those expressed or implied in such forward - looking statements, as a result of these risks and uncertainties, which include, but are not limited to : the potential of Zura Bio's product candidates and their related benefits, competing product candidates and products both in development and approved ; Zura Bio's vision and strategy ; the timing of key events and initiation of Zura Bio's studies and release of clinical data may take longer than anticipated or may not be achieved at all ; the potential general acceptability and maintenance of Zura Bio's product candidates by regulatory authorities, payors, physicians, and patients may not be achieved ; Zura Bio's ability to attract and retain key personnel ; Zura Bio's future operating expenses, capital requirements and needs for additional financing may not be achieved ; Zura Bio has not completed any clinical trials, and has no products approved for commercial sale ; Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future ; Zura Bio requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, Zura Bio may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts ; Zura Bio may be unable to renew existing contracts or enter into new contracts ; Zura Bio relies on third - party contract development manufacturing organizations for the manufacture of clinical materials ; Zura Bio relies on contract research organizations, clinical trial sites, and other third parties to conduct of its preclinical studies and clinical trials ; Zura Bio may be unable to obtain regulatory approval for its product candidates, and there may be related restrictions or limitations of any approved products ; Zura Bio may be unable to successfully respond to general economic and geopolitical conditions ; Zura Bio may be unable to effectively manage growth ; Zura Bio faces competitive pressures from other companies worldwide ; Zura Bio may be unable to adequately protect its intellectual property rights ; and other factors set forth in documents filed, or to be filed by Zura Bio, with the Securities and Exchange Commission (SEC), including the risks and uncertainties described in the “Risk Factors” section of Zura Bio's Annual Report on Form 10 - K for the year ended December 31 , 2023 and other filings with the SEC . These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty . Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made . Zura Bio gives no assurance that we will achieve our expectations . Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws . This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration . No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied . Caution should be exercised when comparing data across trials of different products and product candidates . Differences existing between trial designs and patient populations and characteristics . The results across such trials may not have interpretative value on Zura Bio’s existing or future results . Statements included herein concerning clinical trials for the product candidates have not been reviewed or endorsed by Eli Lilly ("Lilly") or Pfizer . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction .

©2025 Zura Bio Ltd. 3 Our pipeline features three product candidates in - licensed from leading pharmaceutical partners, each showing supportive Phase 1/1b clinical data. Our lead product candidate, tibulizumab, is a potential first - in - class dual - pathway biologic designed to target IL - 17A and BAFF. It is currently being evaluated in two global Phase 2 studies: – TibuSHIELD (HS), with topline results anticipated in Q3 2026. – TibuSURE (SSc), with topline results anticipated in Q4 2026. We are committed to advancing treatments for immune - mediated diseases where there is unmet medical need. As of June 30, 2025, we had $154.5 million in cash and equivalents, expected to fund planned operations through 2027. Our management team and Board bring broad experience in autoimmune and inflammatory diseases, along with a strong history in drug development and business development. Source: Zura Bio Ltd., Form 10 - Q filed with the U.S. Securities and Exchange Commission (SEC). Acronyms: BAFF, B cell activating factor; HS, hidradenitis suppurativa; IL - 17A, interleukin 17A; SSc, systemic sclerosis. Nasdaq ticker: ZURA (2023) Key Highlights

Focused Development in Dual-Pathway Biologics

zurabio

Nasdaq: ZURA

tibulizumab

ZB-106

Anti-BAFF and IL-17

Lead product candidate


ixekizumab
Anti-IL-17 scFv
tabalumab
Anti-BAFF Ab

Currently the only bispecific antibody in clinical trials targeting BAFF and IL-17A crebankitug

ZB-168

Anti-IL-7Rα


IL-7Rα
IL-7
TSLP
IL-7Rα
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1

Blocks IL-7 and TSLP signaling via IL-7Rα

torudokimab

ZB-880

Anti-IL-33


Epithelial Damage
torudokimab
ST2 pathway
IL-1RAP
ST2
RAGE
Inflammation
Epithelial remodeling

Potential best-in-class inhibitor of IL-33-induced GM-CSF production by human mast cells (*in vitro*)

Sources: Clinical study reports

Acronyms: Ab, antibody; Anti-BAFF Ab, anti-B cell activating factor antibody; BAFF, B cell activating factor; EGFR, epidermal growth factor receptor; GM-CSF, granulocyte-macrophage colony-stimulating factor; IL, interleukin; IL-7, interleukin 7; IL-7Rα, interleukin 7 receptor alpha; IL-17A, interleukin 17A; IL-33, interleukin 33; IL-1RAP, interleukin 1 receptor accessory protein; JAK, Janus kinase; RAGE, receptor for advanced glycation end products; scFv, single-chain variable fragment; STAT, signal transducer and activator of transcription; ST2, suppression of tumorigenicity 2 (IL-33 receptor); TSLP, thymic stromal lymphopoietin; VC, vascular cell adhesion molecule.

©2025 Zura Bio Ltd.

4

Tibulizumab Advancing in SSc and HS Phase 2 Trials: Data Expected 2H 2026*

zurabio
Nasdaq: ZURA

RECENT PIPELINE & PROGRAM UPDATES

Cash runway expected through 2027

		2025	2026
tibulizumab ZB-106 Anti-BAFF and IL-17	TibuSHIELD **Phase 2 HS trial**	☑ **(1Q-2025)** IND in effect to support Phase 2 trial in HS	❑ **(3Q-2026)** TibuSHIELD topline data in HS**
		☑ **(2Q-2025)** Initiate TibuSHIELD Phase 2 trial in HS	*Pending data outcomes, Phase 3 initiation expected beyond 2026* → → →
		▪ **(*ongoing*)** TibuSHIELD Phase 2 clinical trial recruitment	
	TibuSURE **Phase 2 SSc trial**	▪ **(*ongoing*)** TibuSURE Phase 2 clinical trial recruitment	❑ **(4Q-2026)** TibuSURE topline data in SSc**
			Pending data outcomes, Phase 3 initiation expected beyond 2026 → → →

(*) The timing of regulatory and clinical-trial milestones is subject to change and may require further interactions with the FDA.
(**) Eligible participants from TibuSURE (SSc) and TibuSHIELD (HS) can transition into an open-label extension trial.
Acronyms: BAFF, B cell activating factor; HS, hidradenitis suppurativa; IL-17, interleukin 17; IND, investigational new drug; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
5

Tibulizumab: Dual-Pathway Antibody Targeting BAFF and IL-17A

zurabio

Nasdaq: ZURA

BAFF and IL-17A are key pathways linked to B cell regulation and inflammation.



BAFF 60 mer
BAFFR
TACI
BCMA
↑ B cell survival
Antibody Production
Pro-Inflammatory Cytokine Production (i.e. IL-6)



tabalumab
Anti-BAFF Ab
ixekizumab
Anti-IL-17 scFv

Tibulizumab aims to reduce autoreactive **B cell survival, autoantibodies**, and **pro-inflammatory mediators.**

The dual pathway approach **may address multiple drivers** of disease activity in heterogeneous autoimmune diseases.



IL-17A
IL-17A / IL-17F
IL-17F
IL-17RC
IL-17RA
Pro-Inflammatory Cytokine Production
Chemokine Production
Immune cell recruitment (i.e. neutrophils)

Acronyms: Ab, antibody; BAFF, B cell activating factor; BAFFR, BAFF receptor; BCMA, B cell maturation antigen; IL-6, interleukin 6; IL-17A, interleukin 17A; IL-17F, interleukin 17F; IL-17RA, interleukin 17 receptor A; IL-17RC, interleukin 17 receptor C; scFv, single-chain variable fragment; TACI, transmembrane activator and calcium-modulator and cyclophilin ligand interactor.

©2025 Zura Bio Ltd.

6

©2025 Zura Bio Ltd. A Dual - Pathway Approach in HS tibulizumab ZB - 106 Anti - BAFF + IL - 17 ▪ Potential first - in - class bispecific antibody: IL - 17A + BAFF inhibition ▪ Phase 2 clinical trial ( TibuSHIELD ) ongoing; top line data anticipated in Q3 2026 Tibulizumab, is an investigational agent. Its efficacy and safety have not been established or approved by any regulatory ag enc y worldwide.

Nasdaq: ZURA | www.zurabio.com HS is a Complex and Relapsing Disease 8 ©2025 Zura Bio Ltd. The interplay of acute lesions, chronic inflammation, and complex immune drivers makes HS uniquely challenging, and highlights the opportunity for biology - driven solutions. Patient Experience ▪ Painful nodules and abscesses form in sensitive areas ▪ Lesions may progress to tunnels and scarring ▪ Acute flares coexist with chronic inflammation Underlying Biology ▪ HS lesions are driven by a diverse, dynamic immune microenvironment ▪ Prominent immune signatures: Th1/Th17, neutrophils, B cells ▪ Chronic immune activity underlies persistent, relapsing disease course Sources: Moran, B. et al. (2017), Journal of Investigative Dermatology, doi:10.1016/j.jid.2017.05.033; Banerjee, A. et al. (2017), Immunological Investigations, doi:10.1080/08820139.2016.1230867; Sabat, R. et al. (2023), Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034; Garg, A. et al. (2017), JAMA Dermatology, doi:10. 10 01/jamadermatol.2017.0201; Ingram, J.R. (2020), British Journal of Dermatology, doi:10.1111/bjd.19435; Midgette, B. et al. (2022), British Journal of Dermatology, doi:10.1111/bjd.21798; Medical literature an d MEDACorp KOL discussions. Acronyms: HS, hidradenitis suppurativa; Th1, T helper 1 cell; Th17, T helper 17 cell. tibulizumab | ZB - 106

HS Patients May Experience Delayed Diagnosis and Variable Treatment Results

zurabio
tibulizumab | ZB-106

(Year 0) Onset of Symptoms	(Years 1–5) Misdiagnoses	(7–10 years) Diagnosis Delay	Disease Progression (Hurley II–III)	Variable Treatment Results
Painful nodules and abscesses begin	Patients often see multiple doctors before HS is considered	Average time to reach an accurate diagnosis	Chronic inflammation leads to tunnels, scarring, and reduced quality of life	>50% of patients report dissatisfaction with current therapies



Persistent immune pathways continue to drive HS disease activity despite current therapies.

Sources: Saunte, D.M.L. et al. (2017), JAMA Dermatology, doi:10.1001/jamadermatol.2016.5135; Garg, A. et al. (2017), JAMA Dermatology, doi:10.1001/jamadermatol.2017.0201; Ingram, J.R. (2020), British Journal of Dermatology, doi:10.1111/bjd.19435; Alavi, A. et al. (2015), J Cutan Med Surg, doi:10.1177/1203475415587841; Midgette, B. et al. (2022), British Journal of Dermatology, doi:10.1111/bjd.21798; Medical literature and MEDACorp KOL discussions.

Acronyms: HS, hidradenitis suppurativa.

©2025 Zura Bio Ltd.

9

Neutrophils and B Cells are the Dominant Infiltrating Cells in HS Lesions

zurabio
tibulizumab | ZB-106

Neutrophils and B cells are rare in healthy skin but infiltrate abscesses, nodules, and tunnels

- **Neutrophils:** Abundant around lesions and within sinus tracts; amplify acute flares and promote disease progression
- **B cells:** Activated and persistent in HS lesions; drive chronic immune activation and damage


Epidermis
Plasma cell
B cell Infiltration
Tertiary Lymphoid Structure
Draining Tunnel
NETosis
T cell
Fibroblast
Macrophage
Neutrophil Abundance
Ruptured Site

Neutrophil and B cell pathology correlate with disease severity and chronicity, highlighting their importance as drivers of HS.

Sources: Rumberger, B.E. et al. (2020), Inflammation Research, doi:10.1007/s00011-020-01381-7; Sabat, R. et al. (2023), Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034; Macchiarella, G. et al. (2023), Journal of Investigative Dermatology, doi:10.1016/j.jid.2022.08.051; Gudjonsson, J.E. et al. (2020), JCI Insight, doi:10.1172/jci.insight.139930; Rastrick, J. et al. (2024), British Journal of Dermatology, doi:10.1093/bjd/ljae442.

Acronyms: B cell, B lymphocyte; HS, hidradenitis suppurativa; NETosis, neutrophil extracellular trap–induced cell death; PC, plasma cell; T cell, T lymphocyte.

©2025 Zura Bio Ltd.

10

©2025 Zura Bio Ltd. IL - 17A Promotes Neutrophil Infiltration and Activation in HS Lesions 11 Clinical studies demonstrate reductions in HS lesions with IL - 17A inhibitors; however, incomplete responses highlight the ongoing need for broader treatment strategies. IL - 17A FUELS HS INFLAMMATION ▪ Promotes activation of neutrophils, macrophages, and keratinocytes ▪ Inflammation and damage promote further IL - 17 production, driving a positive feedback loop → Acute lesions (abscesses & nodules) ( captured by AN count ) ▪ Drives tissue damage & chronic lesions → Draining tunnels ( reflected in IHS4 severity scores ) IL - 17A LOOP Sources: Gudjonsson, J.E. et al. (2020), JCI Insight, doi:10.1172/jci.insight.139930; Macchiarella, G. et al. (2023), Journal of Investigative Dermatology, doi:10.1016/j.jid.2022.08.051; Rumberger, B.E. et al. (2020), Inflammation Research, doi:10.1007/s00011 - 020 - 01381 - 7; Sabat, R. et al. (2023), Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10 .034; Lima, A.L. et al. (2016), British Journal of Dermatology, doi:10.1111/bjd.14214; Kimball, A.B. et al. (2016), Journal of the American Academy of Dermatology, doi:10.1016/j.jaad.2016.08.012; Glatt, S. et al. (2021), Dermatol T her, doi:10.1007/s13555 - 021 - 00586 - 0. Acronyms: AN, abscess and nodule; DAMPs, damage - associated molecular patterns; HS, hidradenitis suppurativa; IHS4, International Hidradenitis Suppurativa Severity Score System; IL - 17, interleukin 17; PAMPs, pathogen - associated molecular patterns; Th17, T helper 17 cell. tibulizumab | ZB - 106

BAFF-Driven B Cell Activity Leads to Chronic HS Pathology

tibulizumab | ZB-106


B CELL LOOP
Nodule
Draining Tunnel
Abscess
macrophage
(BAFF-producing)
neutrophil
(BAFF-producing)
BAFF
B
Cells
IL-6
T cell
activation
Maturation
Plasma cell
Autoantibodies

- **B cells worsen disease** by producing inflammatory signals, activating T cells, and generating autoantibodies
- **BAFF activates and promotes B cell survival**→ fuels ongoing inflammation

POTENTIAL CLINICAL IMPACT

- More acute lesions / more common relapse
- Draining tunnels / fistulas
- Fibrosis & scarring

Targeting B cells and BAFF may offer a new path beyond IL-17A, addressing lesions that current therapies may leave unresolved.

Sources: Sabat, R. et al. (2023), Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034; Macchiarella, G. et al. (2023), Journal of Investigative Dermatology, doi:10.1016/j.jid.2022.08.051; Lowe, M. et al. (2020), JCI Insight, doi:10.1172/jci.insight.139932; Vincent, F.B. et al. (2014), Nature Reviews Rheumatology, doi:10.1038/nrrheum.2014.33.

Acronyms: BAFF, B cell–activating factor; B cell, B lymphocyte; HS, hidradenitis suppurativa; T cell, T lymphocyte.

©2025 Zura Bio Ltd.

12

Dual Targeting IL-17A and BAFF: A Broader Opportunity in HS

tibulizumab | ZB-106

CONVERGING INFLAMMATORY CYCLES DRIVE HS

- IL-17A and BAFF drive reinforcing cycles of inflammation.
- These cycles sustain lesion flares, fibrosis, and chronic disease.

Why inhibiting IL-17A Alone *is Not Enough*

- Controls neutrophilic inflammation but leaves B cell–driven disease active.
- Incomplete lesion resolution and persistent fibrosis.

Why inhibiting BAFF Alone *is Not Enough*

- Limits B cell activity but fails to control neutrophil-driven inflammation.

THE DUAL APPROACH (tibulizumab)


ixekizumab
Anti-IL-17 scFv
tabalumab
Anti-BAFF Ab

- Simultaneously targets two self-amplifying inflammatory cycles
- May impact inadequately controlled lesions, scarring, and tunneling
- May impact both the acute and chronic phases of the disease, as well as the heterogeneous nature of HS beyond IL-17 alone

Sources: Gudjonsson, J.E. et al. (2020), JCI Insight, doi:10.1172/jci.insight.139930; Macchiarella, G. et al. (2023), J Invest Dermatol, doi:10.1016/j.jid.2022.08.051; Rumberger, B.E. et al. (2020), Inflammation Research, doi:10.1007/s00011-020-01381-7; Sabat, R. et al. (2023), J Allergy Clin Immunol, doi:10.1016/j.jaci.2022.10.034; Vincent, F.B. et al. (2014), Nat Rev Rheumatol, doi:10.1038/nrrheum.2014.33; Rastrick, J. et al. (2024), Br J Dermatol, doi:10.1093/bjd/ljae442; Kimball, A.B. et al. (2016), J Am Acad Dermatol, doi:10.1016/j.jaad.2016.08.012; Glatt, S. et al. (2021), Dermatol Ther, doi:10.1007/s13555-021-00586-0; Zouboulis, C.C. et al. (2017), Br J Dermatol, doi:10.1111/bjd.15314; Matusiak, Ł. (2018), Clin Dermatol, doi:10.1016/j.clindermatol.2017.10.009.

Acronyms: BAFF, B cell–activating factor; DT, draining tunnel; HS, hidradenitis suppurativa; HiSCR, Hidradenitis Suppurativa Clinical Response; IHS4, International Hidradenitis Suppurativa Severity Score System; IL-17A, interleukin 17A.

©2025 Zura Bio Ltd.

13

©2025 Zura Bio Ltd. 14 Efficacy Period (16 weeks) OLE (16 weeks) 1:1:1 R tibulizumab ( n = 6 0) high dose p lacebo ( n = 6 0) n = ~180 participants (w eeks) 24 28 32 20 DOUBLE BLIND, PLACEBO - CONTROLLED, 16 - WEEK TRIAL with an OPEN - LABEL EXTENSION tibulizumab ( n = 6 0) low dose tibulizumab low dose 2 4 8 12 16 0 ▪ AN count ▪ HiSCR50 and HiSCR75 ▪ IHS4 ▪ HS - PGA ▪ DLQI ▪ PK / PD assessments ▪ Skin pain NRS PLANNED EFFICACY ENDPOINTS * KEY INCLUSION CRITERIA ▪ Moderate to Severe HS ▪ Hurley Stage II/III ▪ Total abscess and inflammatory nodule count (AN) ≥ 5 ▪ Up to 30% TNF inadequate responders Trial is focused on evaluating effects on lesions (*) The percentage change in AN count through Week 16 is the primary endpoint. Secondary endpoints include HiSCR50, HiSCR75, DLQ I, HS - PGA, and skin - pain NRS. IHS4 is assessed as an exploratory endpoint. Sources: Zura Bio internal planning; ClinicalTrials.gov Identifier: NCT06993610. Acronyms: AN, abscess and nodule; DLQI, Dermatology Life Quality Index; HiSCR , Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; HS - PGA, Hidradenitis Suppurativa Physician Global Assessment; IHS4, International Hidradenitis Suppurativa Severity Scoring Sys tem; NRS, Numeric Rating Scale (skin pain); OLE, open - label extension; PD, pharmacodynamics; PK, pharmacokinetics; R, randomized; TNF, tumor necrosis factor.

©2025 Zura Bio Ltd. ▪ HS is a chronic, relapsing, immune - mediated disease characterized by painful lesions, inflammation, and progressive tissue changes. ▪ Despite available therapies, patients continue to experience ongoing disease activity, tunneling, and scarring. ▪ Tibulizumab is a dual - pathway biologic designed to modulate both IL - 17A and BAFF, pathways involved in HS inflammation and chronicity. ▪ By addressing these immune drivers, tibulizumab has the potential to impact both acute flares and persistent disease features. ▪ TibuSHIELD , a global Phase 2 trial in moderate - to - severe HS, is ongoing, with topline data anticipated in Q3 2026. Summary Tibulizumab in hidradenitis suppurativa (HS) Acronyms: BAFF, B cell – activating factor; HS, hidradenitis suppurativa; IL - 17A, interleukin 17A . 15 ©2025 Zura Bio Ltd. tibulizumab | ZB - 106

©2025 Zura Bio Ltd. A Dual - Pathway Approach in SSc tibulizumab ZB - 106 Anti - BAFF + IL - 17 ▪ Potential first - in - class bispecific antibody: IL - 17A + BAFF inhibition ▪ Phase 2 clinical trial (TibuSURE) ongoing; topline data anticipated in Q4 2026 Tibulizumab, is an investigational agent. Its efficacy and safety have not been established or approved by any regulatory ag enc y worldwide.

Systemic Sclerosis Is a Multi-Organ Disease With No Comprehensive Treatment*

zurabio

tibulizumab | ZB-106

Systemic Sclerosis Is a Rare and Life-Threatening Disease

~300,000

people with SSc in US, EU and Japan[1]

Zero

drugs are currently approved that target the totality of SSc*

Systemic sclerosis is characterized by *tissue inflammation* and *fibrosis*

Lung



Two disease-modifying drugs are approved for severe lung complications of the disease* (SSc-ILD)

Skin



Other Organs



Multiple areas for evaluation and improvement in SSc

- **FVC** – Forced Vital Capacity
- **mRSS** – modified Rodnan Skin Score
- **HAQ-DI** – Health Assessment Questionnaire Disability Index
- **PtGA** – Patient Global Assessment
- **CGA** – Clinical Global Assessment

(*) Two therapies are approved for SSc-ILD; however, no treatment approved for SSc addresses multiple organ systems.

Sources: Clarivate/DRG (accessed 19 August 2024); projected prevalence 2032.

Acronyms: EU, European Union; ILD, interstitial lung disease; SSc, systemic sclerosis; US, United States.

©2025 Zura Bio Ltd.

17

Separately Inhibiting IL-17A or BAFF Has Shown Efficacy in Placebo-Controlled Trials for SSc

zurabio
tibulizumab | ZB-106

IL-17 RECEPTOR ANTAGONIST – PHASE 3

Brodalumab

- Met the primary endpoint of reduced mRSS at Week 24 for skin involvement, and demonstrated improvement in FVC as a secondary endpoint reflecting lung function
- Also showed therapeutic effects on lung/respiratory functions, digital ulcers, symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

CLINICAL PRECEDENT

Phase 3 brodalumab trial (24 weeks)


mRSS
Δ mRSS (units)
0
-10
-20
+ 4.4
- 16.8
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)


FVC (% predicted)
Δ FVC (% Predicted)
0
-2
-4
-6
- 5.0
+ 0.2
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

BAFF ANTAGONIST

Belimumab

- In a 52-week, investigator-initiated, single-center, double-blind, placebo-controlled pilot trial involving 20 participants with dcSSc on background MMF
- Both treatment groups experienced improvements in mRSS, favoring belimumab (-10 vs. -3; p = NS)
- Secondary endpoints were met with statistical significance in two endpoints: SHAQ-DI and VAS Raynaud's phenomenon

CLINICAL PRECEDENT

Phase 2 belimumab IIT trial (52 weeks)


mRSS
Δ mRSS (units)
0
-5
-10
-3.0
-10.0
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)


FVC (% predicted)
Δ FVC (% Predicted)
5
0
-5
Δ +7.0%
-2.0
+ 5.0
Placebo (n=9)
Belimumab (n=9)

Sources: Fukasawa, T. et al. (2022), Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519; ClinicalTrials.gov Identifier: NCT03957681; Gordon, J.K. et al. (2018), Arthritis & Rheumatology, doi:10.1002/art.40358; ClinicalTrials.gov Identifier: NCT01670565.

Acronyms: BAFF, B cell–activating factor; dcSSc, diffuse cutaneous systemic sclerosis; FVC, forced vital capacity; IL, interleukin; MMF, mycophenolate mofetil; mRSS, modified Rodnan skin score; NS, not significant; QOL, quality of life; SHAQ-DI, Scleroderma Health Assessment Questionnaire–Disability Index; VAS Raynaud's phenomenon, visual analog scale for Raynaud's phenomenon.

©2025 Zura Bio Ltd.

18

TibuSURE

Tibulizumab Systemic Sclerosis Understanding and Response Evaluation

zurabio

Trial is focused on evaluating benefits for skin and lung outcomes

RANDOMIZED PHASE 2 TRIAL (mRSS and qHRCT) with an OPEN-LABEL EXTENSION



Baseline image
HRCT
HRCT
HRCT
n = 80 participants
R
1:1
tibulizumab (n = 40)
placebo* (n = 40)
tibulizumab
(weeks) 0 2 4 8 12 16 20 24 28 32 36 40 44 48 52
Efficacy Period (24 weeks)
OLE (28 weeks)

KEY EFFICACY ENDPOINTS

- mRSS (primary)
- qHRCT / FVC
- HAQ-DI (Function)**
- revised CRISS (rCRISS)**

KEY INCLUSION CRITERIA

- Early diffuse cutaneous SSc, enriched for 25% without SSc-ILD
- Stable background therapy
- Anti-centromere antibody negative
- Disease duration ≤7 years
- mRSS 15-45
  - ≥2 years and RNA Pol III positive have additional inclusion requirements

(*) Participants are allowed to continue stable dosing with common immunosuppressive and anti-fibrotic background therapy.
(**) HAQ-DI and revised CRISS (rCRISS) are exploratory endpoints.
Sources: Zura Bio internal planning; ClinicalTrials.gov Identifier: NCT06843239.
Acronyms: FVC, forced vital capacity; HAQ-DI, Health Assessment Questionnaire–Disability Index; ILD, interstitial lung disease; mg, milligram; mRSS, modified Rodnan skin score; OLE, open-label extension; qHRCT, quantitative high-resolution computed tomography; rCRISS, revised Composite Response Index in Systemic Sclerosis; RNA Pol III, RNA polymerase III; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
19

modified Rodnan Skin Score (mRSS): Endpoint for Assessing Skin Thickness and Fibrosis

zurabio
tibulizumab | ZB-106



VS



Fine Wrinkles (0/3)

Severe Thickness (3/3)

Severe skin thickening and tightening restricts movement and causes painful ulcers on the hands and fingers, significantly impairing daily activities and quality of life.

The **mRSS assesses skin thickness** in systemic sclerosis patients by **evaluating 17 body sites** (e.g., face, chest, abdomen, arms, legs). Each site is scored from 0 to 3.

The total score ranges from 0 to 51, with **higher scores indicating greater skin involvement**.


17 Surface Anatomic Areas of the Body
0 Normal Skin
1 Mild Thickness
2 Moderate Thickness
3 Severe Thickness with inability to pinch the skin into a fold
Face
Anterior chest
Abdomen
Upper arm
Forearm
Hand
Fingers
Thigh
Leg
Foot
Upper arm
Forearm
Hand
Fingers
Thigh
Leg
Foot

Sources: Khanna, D. et al. (2017), Journal of Scleroderma and Related Disorders, doi:10.5301/jsrd.5000231; Ferreli, C. et al. (2018), Clinical Reviews in Allergy & Immunology, doi:10.1007/s12016-017-8625-4.

©2025 Zura Bio Ltd.

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In Phase 2, Lung Involvement using qHRCT will be a Key Secondary Endpoint zurabio
tibulizumab | ZB-106


VS

Healthy Lung **Fibrotic Lung**

ILD includes various pulmonary disorders marked by inflammation and progressive lung fibrosis, resulting in restrictive lung function and impaired gas exchange.

SSc often leads to ILD due to immune system dysregulation and subsequent lung interstitial fibrosis.

QILD by HRCT provides a sensitive measure of lung involvement, detecting changes as small as 2%.

Example of improvement after 24 months of MMF in total lung involvement


Screening HRCT
B
Month 24 HRCT
B

The blue and red areas show QLF, while the yellow area shows quantitative ground glass. The entire colored area represents QILD. After 24 months, QLF areas decreased (*arrow in B*).

Sources: Goldin, J. et al. (2018), Annals of the American Thoracic Society, doi:10.1513/annalsats.201802-079OC; Zura Bio internal planning.
Acronyms: ILD, interstitial lung disease; MMF, mycophenolate mofetil; qHRCT, quantitative high-resolution computed tomography; QILD, quantitative interstitial lung disease; QLF, quantitative lung fibrosis; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
21

©2025 Zura Bio Ltd. 22 ©2025 Zura Bio Ltd. Phase 2 SSc Development Aims to Reduce Historical Risks in Therapeutic Area Development Sources: Zura Bio internal planning; Khanna, D. et al. (2017), Nature Reviews Rheumatology, doi:10.1038/nrrheum.2017.123. Acronyms: FVC, forced vital capacity; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; SSc, systemic sclerosis . Historic Drivers of SSc Trial Failures: ▪ Novel and unvalidated mechanisms ▪ Oversights in inclusion/exclusion criteria ▪ Challenges in balancing sample sizes for mRSS and ILD participants Strategy for Trial Success: ▪ Larger study sample sizes increase the power for detecting mRSS outcomes ▪ High - resolution CT shows strong correlation with FVC, potentially improving ILD read - through ▪ Adequate sample sizes for ILD readouts may enable a better understanding of potential Phase 3 effects tibulizumab | ZB - 106

Summary

Tibulizumab in systemic sclerosis (SSc)

zurabio
tibulizumab | ZB-106

- SSc is a complex, immune-mediated disease associated with autoantibody production and marked by inflammation, vasculopathy, and progressive fibrosis, most commonly affecting the skin and lungs.
- Two disease-modifying therapies are approved for SSc-ILD. No therapies are approved that address multiple organ systems in SSc.
- Tibulizumab is a dual-pathway biologic that modulates both IL-17A and BAFF, pathways involved in immune dysregulation and fibrotic remodeling in SSc.
- By addressing these immune drivers, tibulizumab may impact both skin and lung manifestations.
- TibuSURE, a global Phase 2 trial in diffuse cutaneous SSc, is ongoing, with topline data anticipated in Q4 2026.

Acronyms: BAFF, B cell–activating factor; dcSSc, diffuse cutaneous systemic sclerosis; IL-17A, interleukin 17A; ILD, interstitial lung disease; Q4, fourth quarter; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
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©2025 Zura Bio Ltd. Corporate Leadership & Financial Outlook Corporate

©2025 Zura Bio Ltd. Cash Expected to Fund Planned Operations Through 2027 (*) As of June 30, 2025; excludes ~30.4M in pre - funded common stock warrants. Source: Company Form 10 - Q, quarter ended June 30, 2025. Acronym: M, million. 25 $154.5M Cash and cash equivalents as of June 30, 2025 $18.1M Q2 operating expenses $16.1M Q2 cash used in operations 62.1M Shares outstanding * Nasdaq: ZURA